SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                        TEMPLETON GLOBAL INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                      TEMPLETON GLOBAL INCOME FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for February 27, 2004 at 11:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Income Fund, Inc. (the "Fund"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).






                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                      TEMPLETON GLOBAL INCOME FUND, INC.

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Global Income Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 27, 2004 at 11:00 a.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

    1. To elect four Directors of the Fund to hold office for the terms specified.

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

      (a) To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities;

      (b) To amend the Fund's fundamental investment restriction regarding industry concentration;

      (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

      (d) To amend the Fund's fundamental investment restriction regarding investments in real estate;

      (e) To amend the Fund's fundamental investment restriction regarding lending; and

      (f) To amend the Fund's fundamental investment restriction regarding underwriting.

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

January 20, 2004

  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.


                      TEMPLETON GLOBAL INCOME FUND, INC.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Information About Voting............................................................................   1
Proposal 1:  To Elect Four Directors of the Fund....................................................   2
Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a Maryland Corporation to a Delaware Statutory Trust.....................  13
Introduction to Proposals 3 and 4...................................................................  17
Proposal 3:  To Approve Amendments to Certain of the Fund's Fundamental Investment Restrictions
          (this Proposal involves separate votes on Sub-Proposals 3a-3f)............................  18
   Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities...........................................................  18
   Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration.......................................................................  20
   Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.........................................................................  21
   Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate.........................................................................  22
   Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending........  22
   Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding underwriting...  23
Proposal 4:  To Approve the Elimination of Certain of the Fund's Fundamental Investment
          Restrictions..............................................................................  24
Additional Information About the Fund...............................................................  25
Audit Committee.....................................................................................  26
Further Information About Voting and the Meeting....................................................  28

EXHIBITS
Exhibit A--Nominating Committee Charter............................................................. A-1
Exhibit B--Form of Agreement and Plan of Reorganization between Templeton Global Income Fund, Inc.
         (a Maryland corporation) and Templeton Global Income Fund (a Delaware statutory trust)..... B-1
Exhibit C--A Comparison of Governing Documents and State Law........................................ C-1
Exhibit D--Fundamental Investment Restrictions Proposed to be Amended or Eliminated................. D-1
Exhibit E--Audit Committee Charter.................................................................. E-1

                      TEMPLETON GLOBAL INCOME FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Global Income Fund, Inc. (the "Fund"), in connection with the Annual Meeting of Shareholders of the Fund to be held on February 27, 2004 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on January 2, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 20, 2004.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect four Directors of the Fund;

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals); and

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

    1. FOR the election of the four nominees as Directors of the Fund;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Director (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3f); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSALS

PROPOSAL 1:  TO ELECT FOUR DIRECTORS OF THE FUND

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee (the "Committee") consisting of Frank J. Crothers, Edith
E. Holiday and Gordon S. Macklin, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

   The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent
Director: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify from its own resources, an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

                                      2

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors expire. Frank J. Crothers, Fred R. Millsaps and Charles B. Johnson have been nominated for three-year terms, set to expire at the 2007 Annual Meeting of Shareholders. Frank A. Olson has been nominated for a one-year term, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Charles B. Johnson is deemed to be an "interested person" for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Mr. Olson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Director recommended Mr. Olson for consideration by the Committee as a nominee for Director. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 18.14% and 15.47%, respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors. Betty P. Krahmer, whose term would have expired this year, has advised the Fund she will retire prior to the date of the Meeting. The Board is expected to reduce the number of Directors by one effective with Ms. Krahmer's retirement. As a result, the Board is not requesting your vote for a fourth nominee for a term set to expire in 2007, and the proxies being solicited may only be voted for the four nominees listed below.

   Listed below, for the nominees and Directors, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Director.

Nominees for Independent Director to serve until 2007 Annual Meeting of
Shareholders:

                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                              Length of         Overseen by
Name, Age and Address         Position       Time Served         Director*         Other Directorships Held
----------------------------- -------------- ----------------- ------------------- -----------------------------
Frank J. Crothers (59)        Director       Since 1999             20                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co.
Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services
Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and formerly,
Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
--------------------------------------------------------------------------------

                                      3

                                                                      Number of
                                                                    Portfolios in
                                                                      Franklin
                                                                      Templeton
                                                                     Investments
                                                                    Fund Complex
                                                     Length of       Overseen by
Name, Age and Address                 Position      Time Served       Director*        Other Directorships Held
----------------------------        --------------- --------------- ---------------- -------------------------------
Fred R. Millsaps (74)                 Director       Since 1990          28                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-
1965).
--------------------------------------------------------------------------------------------------------------------

Nominee for Independent Director to serve until 2005 Annual Meeting of Shareholders:


Frank A. Olson (71)                   Director       Since 2003          20          Director, Becton, Dickinson
 500 East Broward Blvd.                                                              and Co. (medical technology);
 Suite 2100                                                                          White Mountains Insurance
 Fort Lauderdale, FL                                                                 Group Ltd. (holding
 33394-3091                                                                          company); and Amerada Hess
                                                                                     Corporation (exploration and
                                                                                     refining of oil and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999);
and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
--------------------------------------------------------------------------------------------------------------------

Nominee for Interested Director to serve until 2007 Annual Meeting of Shareholders:

**Charles B. Johnson (70)           Chairman of     Chairman of          142                     None
 One Franklin Parkway               the Board,      the Board
 San Mateo, CA                      Director and    since 1995
 94403-1906                         Vice            and Director
                                    President       and Vice
                                                    President
                                                    since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

                                      4

Independent Directors serving until 2006 Annual Meeting of Shareholders:

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                              Length of      Overseen by
Name, Age and Address            Position    Time Served      Director*         Other Directorships Held
----------------------------     ----------- -------------- ---------------- ---------------------------------
Harris J. Ashton (71)            Director    Since 1992          142         Director, Bar-S Foods
 500 East Broward Blvd.                                                      (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)         Director    Since 1992          143                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------------

Interested Director serving until 2006 Annual Meeting of Shareholders:

**Nicholas F. Brady (73)         Director    Since 1993          21          Director, Amerada Hess
  500 East Broward Blvd.                                                     Corporation (exploration and
  Suite 2100                                                                 refining of oil and gas); and
  Fort Lauderdale, FL                                                        C2, Inc. (operating and
  33394-3091                                                                 investment business); and
                                                                             formerly, Director, H.J. Heinz
                                                                             Company (processed foods
                                                                             and allied products) (1987-
                                                                             1988; 1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby
Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd.
and Franklin Templeton Investment Fund; and formerly, Chairman, Templeton Emerging Markets Investment
Trust PLC (until 2003); Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
--------------------------------------------------------------------------------------------------------------------

                                      5

Independent Directors serving until 2005 Annual Meeting of Shareholders:

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                             Length of        Overseen by
Name, Age and Address         Position      Time Served        Director*           Other Directorships Held
----------------------------- ------------- ---------------- ------------------ ----------------------------------
Edith E. Holiday (51)         Director      Since 1996            96            Director, Amerada Hess
  500 East Broward Blvd.                                                        Corporation (exploration and
  Suite 2100                                                                    refining of oil and gas);
  Fort Lauderdale, FL                                                           Beverly Enterprises, Inc.
  33394-3091                                                                    (health care); H.J. Heinz
                                                                                Company (processed foods and
                                                                                allied products); RTI
                                                                                International Metals, Inc.
                                                                                (manufacture and distribution
                                                                                of titanium); and Canadian
                                                                                National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--United
States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)        Director      Since 1993            142           Director, White Mountains
 500 East Broward Blvd.                                                         Insurance Group, Ltd. (holding
 Suite 2100                                                                     company); Martek Biosciences
 Fort Lauderdale, FL                                                            Corporation; MedImmune, Inc.
 33394-3091                                                                     (biotechnology);
                                                                                Overstock.com (Internet
                                                                                services); and Spacehab, Inc.
                                                                                (aerospace services); and
                                                                                formerly, Director, MCI
                                                                                Communication Corporation
                                                                                (subsequently known as MCI
                                                                                WorldCom, Inc. and
                                                                                WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------

                                      6

                                                             Number of
                                                           Portfolios in
                                                             Franklin
                                                             Templeton
                                                            Investments
                                                           Fund Complex
                                            Length of       Overseen by
Name, Age and Address        Position      Time Served       Director*       Other Directorships Held
---------------------------- ------------- --------------- ----------------- ----------------------------
Constantine D.               Director      Since 1999           20                     None
  Tseretopoulos (49)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected or that a director currently oversees. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Nicholas F. Brady and Charles B. Johnson are "interested persons" of the
   Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

                                      7

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of December 31, 2003.

Independent Directors:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
---------------------------- ---------------------- ---------------------------------------
Harris J. Ashton............      $1-$10,000                     Over $100,000
Frank J. Crothers...........         None                        Over $100,000
S. Joseph Fortunato.........      $1-$10,000                     Over $100,000
Edith E. Holiday............      $1-$10,000                     Over $100,000
Gordon S. Macklin...........     Over $100,000                   Over $100,000
Fred R. Millsaps............         None                        Over $100,000
Frank A. Olson..............         None                        Over $100,000
Constantine D. Tseretopoulos         None                        Over $100,000

Interested Directors:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
---------------------------  ---------------------- ---------------------------------------
Nicholas F. Brady...........    $10,001-$50,000                  Over $100,000
Charles B. Johnson..........    $10,001-$50,000                  Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $4,000 and a fee of $500 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at annual shareholders' meetings. One Director attended the Fund's last annual meeting held on February 28, 2003.

                                      8

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                                     Number of Boards in
                                                       Total Compensation from       Franklin Templeton
                               Aggregate Compensation     Franklin Templeton      Investments Fund Complex
Name of Director                   from the Fund*     Investments Fund Complex** on which Director Serves***
------------------------------------------------------------------------------------------------------------
Harris J. Ashton..............         $5,500                  $369,700                      46
Nicholas F. Brady.............          5,500                    82,300                      15
Frank J. Crothers.............          5,767                   106,400                      14
S. Joseph Fortunato...........          5,500                   369,700                      47
Andrew H. Hines, Jr.****......          5,655                   202,225                       1
Edith E. Holiday..............          5,500                   297,707                      32
Betty P. Krahmer*****.........          5,500                   136,100                      15
Gordon S. Macklin.............          5,500                   369,700                      46
Fred R. Millsaps..............          5,655                   204,225                      17
Frank A. Olson******..........          1,167                    54,150                      14
Constantine D. Tseretopoulos..          5,767                   104,600                      14

--------
     * Compensation received for the fiscal year ended August 31, 2003.
    ** Compensation received for the calendar year ended December 31, 2003.
   *** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 154 U.S. based funds or series.
  **** Mr. Hines retired from the Board effective December 31, 2003.
 ***** Ms. Krahmer is not seeking re-election on this Board.
****** Mr. Olson was appointed to the Board in May 2003.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date, with subsequent investments valued at cost.

                                      9

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address               Position              Length of Time Served
-----------------------------------------------------------------------------------
Charles B. Johnson           Chairman of the Board,       Chairman of the Board
                                Director and Vice        since 1995 and Director
                                    President                      and
                                                        Vice President since 1992

Please refer to the table "Nominee for Interested Director to serve until 2007
Annual Meeting of Shareholders" for additional information about Mr. Charles B.
Johnson.
-----------------------------------------------------------------------------------
Christopher J. Molumphy        President and Chief             Since 2002
  (41)                              Executive
  One Franklin Parkway         Officer--Investment
  San Mateo, CA                    Management
  94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------
Rupert H. Johnson, Jr.           Vice President                Since 1996
  (63)
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------
Harmon E. Burns (58)             Vice President                Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------

                                      10

 Name, Age and Address             Position           Length of Time Served
 ------------------------------------------------------------------------------
 Martin L. Flanagan (43)        Vice President              Since 1989
   One Franklin Parkway
   San Mateo, CA
   94403-1906

 Principal Occupation During Past 5 Years:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
 -----------------------------------------------------------------------------
 Jeffrey A. Everett (39)        Vice President              Since 2001
   P.O. Box N-7759
   Lyford Cay, Nassau
   Bahamas

 Principal Occupation During Past 5 Years:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research (until 1989).
 -----------------------------------------------------------------------------
 Jimmy D. Gambill (56)     Senior Vice President and        Since 2002
   500 East Broward Blvd.  Chief Executive Officer--
   Suite 2100                    Finance and
   Fort Lauderdale, FL          Administration
   33394-3091

 Principal Occupation During Past 5 Years:
 President, Franklin Templeton Services, LLC; Senior Vice President,
 Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
 -----------------------------------------------------------------------------
 John R. Kay (63)               Vice President              Since 1994
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President,
 Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
 -----------------------------------------------------------------------------

                                      11

 Name, Age and Address              Position           Length of Time Served
 ------------------------------------------------------------------------------
 Murray L. Simpson (66)        Vice President and            Since 2000
   One Franklin Parkway       Assistant Secretary
   San Mateo, CA
   94403-1906

 Principal Occupation During Past 5 Years:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
 2000); and Director, Templeton Asset Management Ltd. (until 1999).
 -----------------------------------------------------------------------------
 Barbara J. Green (56)           Vice President         Vice President since
   One Franklin Parkway          and Secretary        2000 and Secretary since
   San Mateo, CA                                                1996
   94403-1906

 Principal Occupation During Past 5 Years:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
 Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
 Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
 Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 -----------------------------------------------------------------------------
 David P. Goss (56)            Vice President and            Since 2000
   One Franklin Parkway       Assistant Secretary
   San Mateo, CA
   94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
 -----------------------------------------------------------------------------
 Michael O. Magdol (66)       Vice President--AML            Since 2002
   600 Fifth Avenue                Compliance
   Rockefeller Center
   New York, NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
 -----------------------------------------------------------------------------

                                      12

 Name, Age and Address              Position            Length of Time Served
 --------------------------------------------------------------------------------
 Kimberley H. Monasterio         Treasurer and                Since 2003
   (40)                     Chief Financial Officer
   One Franklin Parkway
   San Mateo, CA
   94403-1906

 Principal Occupation During Past 5 Years:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
 -----------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

   The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware statutory trust named "Templeton Global Income Fund" (the "DE Fund").

  What will the Reorganization mean for the Fund and its shareholders?

   If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Fund would be the same as those of the Fund, and would operate the DE Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

  Why are the Directors recommending approval of the Plan and the Reorganization?

   The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Fund. This could benefit the DE Fund and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Fund's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

                                      13

  How do the Maryland corporate law and the Fund's governing documents compare to the Delaware statutory trust law and the DE Fund's governing documents?

   The following summary compares certain rights and characteristics of the shares of the Fund to the shares of the DE Fund. The summary is qualified in its entirety by the more complete comparison of Maryland corporate law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Fund and the DE Fund, included in Exhibit C to this proxy statement, which is entitled, "A Comparison of Governing Documents and State Law."

   Reorganizing the Fund from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Fund and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Fund, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike Maryland corporate law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

   The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Fund's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Fund's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the DE Fund should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

   Moreover, to the extent provisions in the DE Fund's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Fund's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Fund should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Fund. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   Shares of the DE Fund and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Fund and the Fund provide for noncumulative voting in the election of their trustees/directors and provide for a classified board consisting of three classes of trustees/directors, with staggered terms. Like the Fund, the DE Fund intends to hold annual shareholder meetings. Special meetings of shareholders may be called at any time by the DE Fund Board, by the chairperson of the DE Fund Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Fund Board to be necessary or desirable. To the extent permitted by the 1940 Act, a special meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Fund Board, or shall be called by the president or any vice-president of the DE Fund at the request of shareholders holding not less than 10% of the DE Fund's shares, provided that the shareholders requesting such meeting shall have paid the DE Fund the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Fund and the DE Fund each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

   While shareholders of the DE Fund will have similar distribution and voting rights as they currently have as shareholders of the Fund, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution and differ in the

                                      14

proportion of shares required to vote on certain matters, such as mergers, dissolution, and amendment to charter documents. In addition, the By-Laws that govern the operation of the DE Fund contain a provision which requires that notice be given to the DE Fund by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in Exhibit C and its operation is described under "Further Information About Voting and the Meeting-Shareholder Proposals" below.

   Under Maryland corporation law, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  What are the consequences and procedures of the Reorganization?

   Upon completion of the Reorganization, the DE Fund will continue the business of the Fund and will have the same investment objective, policies and investment restrictions as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities then held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Fund will adopt the Fund's notification of registration under the 1940 Act.

   The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the Reorganization, the Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue shares of the DE Fund to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Fund will be dissolved and cease its existence.

   The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the Reorganization, the Fund will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed in 2004.

  What effect will the Reorganization have on the current investment management agreement?

   As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Fund and the Investment Manager. The new investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund.

  What effect will the Reorganization have on the current shareholder servicing agreements?

   The DE Fund will enter into an agreement with Franklin Templeton Services, LLC for administration services that is substantially identical to the Fund Administration Agreement currently in place for the Fund. The Fund will assign to the DE Fund the Fund's service and transfer agency agreements with Mellon Investor Services LLC (which provide for certain financial, administrative, transfer agency and fund accounting services).

                                      15

  What is the effect of shareholder approval of the Plan?

   Under the 1940 Act, the shareholders of a fund must elect trustees and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Fund is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Fund. In fact, the DE Fund must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Directors of the Fund who are in office at the time of the Reorganization as Trustees of the DE Fund; and (2) a new investment management agreement between the DE Fund and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.

   Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Fund, to vote its share FOR the matters specified above. This action will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Fund?

   The DE Fund was formed as a Delaware statutory trust on December 2, 2003 pursuant to the Delaware Act. The DE Fund has authorized an unlimited number of shares of beneficial interest without par value. As of the effective date of the Reorganization, outstanding shares of the DE Fund will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. The DE Fund also has the same fiscal year as the Fund.

  Who will bear the expenses of the Reorganization?

   Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized that expenses incurred in the Reorganization shall be paid by the Fund, whether or not the Reorganization is approved by shareholders.

  Are there any tax consequences for shareholders?

   The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and the Fund, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund, or their shareholders.

  What if I choose to sell my shares at any time?

   You may continue to trade your shares of the Fund on the NYSE or Pacific Exchange, Inc. (the "PCX") until the close of trading on the business day before the effective date of the Reorganization. The shares of the DE Fund will be listed on the NYSE and the PCX just as shares of the Fund historically have been listed. Consequently, upon the effectiveness of the Reorganization you may trade, on the NYSE or the PCX, the shares of the DE Fund you receive in the Reorganization. The market value of your shares will not be affected by the Reorganization except to the extent that market forces affect the value of the shares, as currently occurs.

                                      16

  What is the effect of my voting "FOR" the Plan?

   By voting "FOR" the Plan, you will be agreeing to become a shareholder of a closed-end fund organized as a Delaware statutory trust, with trustees, an investment management agreement, and other service arrangements that are substantially identical to those in place for the Fund.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                       INTRODUCTION TO PROPOSALS 3 AND 4

   The Fund is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

   After the Fund was organized as a Maryland corporation in 1988, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

   The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed

                                      17

amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders.

PROPOSAL 3:   TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
              INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a - 3f)

   The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit D, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective upon shareholder approval.

Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities and a fund's borrowing limitations must be fundamental. The 1940 Act also requires the Fund to have an investment policy describing its ability to issue senior securities. The Fund currently has one fundamental investment restriction covering both activities. Management proposes that such policies be amended and set forth in two separate policies as further described below.

   The Fund's current investment restriction also limits the Fund's ability to pledge its assets. Currently the Fund may not pledge its assets for any purpose, except in order to secure any permissible borrowings. The 1940 Act does not require this type of fundamental investment restriction.

   Borrowing. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders. Under the 1940 Act, a closed-end fund may engage in borrowings (not limited to borrowings from banks) if immediately after such borrowings, the aggregate of such borrowings is in an amount that is not more than 33 1/3% of its total assets (or lesser amounts, depending on the form of borrowing). Closed-end funds typically enter into line of credit agreements with banks or issue a class of preferred stock or other debt obligations in order to leverage the fund--that is, to invest the borrowings in securities that are expected to yield a higher return than the cost of borrowing.

  What effect will amending the current borrowing restriction have on the Fund?

   The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow from a bank (1) for temporary or emergency purposes or (2) to finance the repurchase of its shares and tender offers, in amounts up to 30% of its total assets (not including the amount borrowed). In addition, the Fund may not purchase additional portfolio securities while borrowings exceed 5% of the value of its total assets.

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC and would eliminate the restriction regarding the Fund's ability to pledge its assets. In addition, the Fund's policy that the Fund may borrow up to 30% of its total assets from banks for temporary or emergency purposes or to finance share repurchases or tender offers would be eliminated. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, Section 18 of the 1940 Act limits a fund's

                                      18

borrowings to not more than 33 1/3% of the fund's total assets, which would provide the Fund will greater flexibility than the current restriction. If this proposed fundamental policy is approved, the Fund would be permitted to borrow for leveraging purposes and would not be prohibited from purchasing additional portfolio securities if its borrowings exceeded 5% of the value of its total assets. As a result, the Fund would be subject, to a greater degree, to the risks associated with borrowing, as described below.

   The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Issuing Senior Securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally limits a closed-end fund's ability to issue senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   The senior securities issued by a closed-end fund may often be a class of preferred stock. A closed-end fund is required to maintain a 300% asset coverage on senior securities after deducting for any dividend, distribution or repurchase of its shares, except only a 200% asset coverage is needed on preferred stock of the fund after deducting for dividends paid. SEC Staff interpretations also allow a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create "senior securities;" for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities. Consequently, a closed-end fund would not be deemed to issue a senior security that requires the 300% asset coverage if it follows these segregation procedures described above.

  What effect will amending the current senior securities restriction have on the Fund?

   The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except as provided in the Fund's current fundamental restriction on borrowing and issuing senior securities.

   The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Moreover, if this sub-proposal is approved, the Fund will be able to issue preferred stock, commercial paper, or other forms of leverage, although it has no

                                      19

present intention to do so. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund at this time. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility, as more fully described below.

  What are some of the risks associated with borrowing and issuance of senior securities?

   Because borrowing or the issuance of senior securities will subject the Fund to additional costs, the Fund would only borrow or issue senior securities when the Investment Manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its longer-term portfolio investments. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

   Because the investment risk associated with investment assets purchased with funds obtained through a borrowing or the issuance of senior securities would be borne solely by the holders of the Fund's shares, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

   Also, if the asset coverage for borrowings or other senior securities of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. If the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

   The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

                                      20

  What effect will amending the current industry concentration restriction have on the Fund?

   The current fundamental investment restriction regarding industry concentration prohibits the Fund from investing 25% or more of the total value of its assets in a particular industry.

   The proposed concentration policy is substantially the same as the Fund's current policy, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (2) it slightly increases (from "25% or more" to "more than 25%") the numerical limit on permissible investments; and (3) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation, those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Fund?

   The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodities or commodity contracts, except futures contracts on debt securities, stock and bond indices and foreign currencies. In addition, the Fund may purchase securities secured by commodities and securities of companies which invest or deal in commodities. The Fund's current fundamental investment restriction relating to commodities is combined with a fundamental investment restriction relating to investments in real estate. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from this other fundamental investment restriction.

   The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in currencies and financial futures contracts (in addition to those listed in the current fundamental restriction) and related options and to invest in securities or other instruments that are secured by physical commodities, but not to invest directly in physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to,

                                      21

options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate and interests in real estate, with two limited exceptions. The first exception permits the Fund to invest in securities secured by real estate. The second exception permits the Fund to invest in securities issued by companies that invest or deal in real estate. As noted above, the Fund's current fundamental investment restriction relating to real estate is combined with the Fund's fundamental investment restriction relating to investment in commodities. The adoption of this Sub-Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities.

  What effect will amending the current real estate restriction have on the Fund?

   The proposed restriction would permit the Fund to continue to invest in the two types of real estate investments in which the Fund may currently invest; however, the proposed restriction clarifies that the Fund may invest in securities secured by interests in real estate and in securities of issuers dealing in interests in real estate. In addition, the proposed restriction would permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

   Modifying the Fund's real estate restriction may expose the Fund to certain risks inherent to these investments, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. However, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions and enter into repurchase agreements if it provides an exemption from the general prohibition.

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3a above.)

                                      22

  What effect will amending the current lending restriction have on the Fund?

   The Fund's current investment restriction regarding lending prohibits the Fund from making loans, except that the Fund may (1) lend its portfolio securities and (2) enter into repurchase agreements. In addition, the Fund has a fundamental investment policy of investing at least 65% of its total assets in one or more types of debt investments, including (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations, which are chartered to promote economic development and are supported by various governments and governmental entities;
(iv) U.S. and foreign corporate debt securities and preferred equity securities; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies.

   The proposed fundamental investment restriction is substantially similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction incorporates the Fund's ability to invest in debt securities and clarifies its ability to invest in loan participations and direct corporate loans. The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies by permitting the Fund to take advantage of the Inter-Fund Lending and Borrowing Order described above. The proposed investment restriction permits the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities. The proposed restriction would make clear that the Fund has the ability to sell its own securities, should it ever choose to do so.

  What effect will amending the current underwriting restriction have on the Fund?

   The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter except in connection with the disposition of portfolio securities it owns. The current investment restriction does not provide any clarification regarding whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by generally prohibiting the Fund from engaging in underwriting except when disposing of securities it owns. The proposed investment restriction, however, clarifies that the Fund may sell its own securities. It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund at this time or affect the way the Fund is currently managed or operated.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3f

                                      23

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS

   The Fund's current investment restrictions, together with those recommended to be eliminated, are detailed in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective upon shareholder approval.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Fund?

   Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or other applicable laws and regulations or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to purchasing securities on margin, making short sales of securities and diversification of Fund investments.

   The other fundamental investment restriction of the Fund, relating to investing in non-publicly traded securities or securities that are restricted as to disposition, was originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, this fundamental investment restriction is no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain such investment restriction.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these four restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

  Which four (4) Restrictions is the Board recommending that the Fund eliminate?

   The Fund currently is subject to four Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

Purchasing Securities on Margin

   The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing securities on margin, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3a above). The Fund's current fundamental investment restriction prohibits the Fund from purchasing securities on margin (except for such short term credits as may be necessary for the clearance of transactions and the maintenance of margin with respect to futures contracts).

   Current 1940 Act provisions on issuing senior securities and purchasing securities on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin. Therefore, the Investment Manager does not anticipate that eliminating the current restriction will result in additional material risk to the Fund at this time.

                                      24

Engaging in Short Sales

   The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3a above). The Fund's current fundamental investment restriction prohibits the Fund from engaging in short sales of securities or maintaining a short position.

   Current 1940 Act provisions on issuing senior securities and engaging in short sales, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to engage in short sales. Therefore, the Investment Manager does not anticipate that eliminating the current restriction will result in additional material risk to the Fund at this time.

Investing in Non-Publicly Traded or Restricted Securities

   The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction limiting its investments in non-publicly traded securities or securities that are restricted as to disposition or otherwise are not readily marketable. However, the Fund generally has not invested significantly in illiquid securities. Therefore, the Investment Manager does not anticipate that eliminating the current restriction will result in additional material risk to the Fund at this time.

IRS Diversification Requirements

   The Fund's current fundamental investment restriction limiting the Fund's investment in securities of any one issuer is a general restatement of the investment diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on all regulated investment companies. Neither the Code nor the 1940 Act requires that a fund adopt a fundamental investment restriction restating the Code's diversification requirements for investment companies. If this fundamental investment restriction is eliminated, the Fund will continue to be subject to the Code's diversification requirements.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

                                      25

   Principal Shareholders. As of January 2, 2004, the Fund had 129,586,836 shares of common stock, $0.01 par value ("shares"), outstanding and total net assets of $1,161,885,742.40. The Fund's shares are listed on the NYSE (NYSE:
GIM) and on the PCX. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 2, 2004, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of January 2, 2004, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board of Directors, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will then be given to the Board for their review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee is comprised of Messrs. Millsaps (Chairman), Crothers, Olson and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $45,477 for the fiscal year ended August 31, 2003 and $46,102 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above were $3,222 for the fiscal year ended August 31, 2003 and $1,496 for the fiscal year ended August 31, 2002. The services for which these fees were paid included the semi-annual review of shareholder reports, internal control testing and evaluation and services in connection with the Fund's contract renewal.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any tax services to the Investment Manager or certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which

                                      26

engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render other services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit E to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Frank A. Olson
                                          Constantine D. Tseretopoulos

                                      27

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson Shareholder"), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $73,000 to $93,400, including out-of-pocket expenses. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. You may receive a telephone call from Georgeson Shareholder asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 3, to approve amendments to certain fundamental investment restrictions (including six (6) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or
(ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3f, and Proposal 4.

   Simultaneous Meetings. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Emerging Markets Income Fund, Inc. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as

                                      28

Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2003 annual meeting.

   Shareholder Proposals. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, will dictate the requirements relating to shareholder proposals for the 2005 Annual Meeting of Shareholders. This section describes those requirements.

   Submission of Shareholder Proposals to the DE Fund. If Proposal 2 is approved by shareholders, the Fund will be reorganized as the DE Fund, and the DE Fund's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The DE Fund anticipates that the 2005 Annual Meeting of Shareholders will be held on or about February 25, 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the DE Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the DE Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so that it is received no later than September 22, 2004 in order to be included in the DE Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the DE Fund who has not submitted a written proposal for inclusion in the proxy statement by September 22, 2004, as set forth above, may nonetheless present a proposal at the DE Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the DE Fund, at the DE Fund's offices, of such proposal not earlier than September 28, 2004 and not later than October 28, 2004. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2005 Annual Meeting of Shareholders, the persons designated as proxies for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the DE Fund at the DE Fund's offices by December 6, 2004. A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the DE Fund's proxy statement or presented at the meeting.

   In addition to the requirements set forth above, a shareholder must comply with the following:

    1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the DE Fund.

    2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the DE Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each nominee been nominated by the Trustees of the DE Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the DE Fund.

                                      29

    3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the DE Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the DE Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Trustees of the DE Fund.

   Submission of Shareholder Proposals to the Fund. If Proposal 2 is not approved by shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2005 Annual Meeting of Shareholders will be held on or about February 25, 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 22, 2004 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 22, 2004, as described above, may nonetheless present a proposal at the Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by December 6, 2004. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

January 20, 2004

                                      30

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I. The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. Committee Nominations and Functions.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

   3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

                                      A-1

IV. Other Powers and Responsibilities.

   1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                      A-2

                                                                      EXHIBIT B

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION
                BETWEEN TEMPLETON GLOBAL INCOME FUND, INC. AND
                         TEMPLETON GLOBAL INCOME FUND

   This Agreement and Plan of Reorganization ("Agreement") is made as of this
   day of       , 200   by and between Templeton Global Income Fund, Inc., a
Maryland corporation (the "Fund"), and Templeton Global Income Fund, a Delaware statutory trust (the "Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (the "Assets"). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $0.01 par value per share, of the Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund shall distribute to the Fund's shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares of common stock such shareholder holds in the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the fourth decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of the shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Shareholders of the Fund will have the right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

   (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund.

                                      B-1

2. Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust in exchange for the assumption and payment, when due, by the Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3. Conditions Precedent.

   The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) Such approvals from the NYSE and the Pacific Exchange, Inc. ("PCX") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (c) (i) an amendment of the Form N-8A Notification of Registration ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act; (ii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust; (iii) a Technical Original Listing Application shall have been filed with the NYSE, and a listing application shall have been filed with the PCX by the Trust; and (iv) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated));

      (d) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

      (e) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

                                      B-2

      (f) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Fund is a closed-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

      (g) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

      (h) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

      (i) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

          (1) Elect as Trustees of the Trust the following individuals:
       Nominees to serve as Trustees until the 2007 Annual Meeting of Shareholders--Messrs. Frank J. Crothers, Fred R. Millsaps and Charles B. Johnson; Nominees to serve as Trustees until the 2006 Annual Meeting of Shareholders--Messrs. Harris J. Ashton, Nicholas F. Brady and S. Joseph Fortunato; and Nominees to serve as Trustees until the 2005 Annual Meeting of Shareholders--Ms. Edith E. Holiday and Messrs. Gordon S. Macklin, Constantine D. Tseretopoulos and Frank A. Olson; and

          (2) Approve an Investment Management Agreement between Franklin Advisers, Inc. ("FAI") and the Trust which is substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between FAI and the Fund; and

      (j) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (i)(2) of this Section 3 between FAI and the Trust;

          (2) Approval of the assignment to the Trust of the Restated Custody Agreement, dated February 29, 1988, as amended to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), and the Fund;

          (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2004;

          (4) Approval of a Fund Administration Agreement between the Trust and Franklin Templeton Services, LLC;

          (5) Approval of the assignment to the Trust of the Service Agreement dated January 2, 1992, between Mellon Securities Trust Company and the Fund and the Fund's Successor Stock Transfer Agent Agreement between the Fund and Chemical Mellon Shareholder Services (now Mellon Investor Services LLC);

          (6) Approval of the assignment to the Trust of the Fund's Plan Agent Agreement with Mellon Securities Trust Company, as amended;

                                      B-3

          (7) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (i) of this Section 3;

          (8) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Fund as sole shareholder of the Trust; and

          (9) Authorization of the issuance and delivery by the Trust of shares of the Trust on the Effective Date of the Reorganization and the assumption by the Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

4. Dissolution of the Company.

   Promptly following the consummation of the distribution of the shares of the Trust to holders of shares of common stock of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5. Termination.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. Further Assurances.

   The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                                      B-4

   IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                        TEMPLETON GLOBAL INCOME FUND, INC.
                                             (a Maryland corporation)

Attest:
By: ----------------------------------  By:     ----------------------------------
    Name:                                       Name:
    Title:                                      Title:

                                        TEMPLETON GLOBAL INCOME FUND
                                             (a Delaware statutory trust)

Attest:
By: ----------------------------------  By:     ----------------------------------
    Name:                                       Name:
    Title:                                      Title:



                                      B-5

                                                                      EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
     The Charter Documents of Templeton Global Income Fund Under Such Law

                                     With

                  The Law Governing Maryland Corporations and
  The Charter Documents of Templeton Global Income Fund, Inc. Under Such Law

                             Delaware Statutory Trust                                  Maryland Corporation
                             ------------------------                                  --------------------
Governing      A Delaware statutory trust (a "DST") is formed by a    A Maryland corporation is created by filing articles
Documents/     governing instrument and the filing of a certificate   of incorporation with the Maryland State
Governing Body of trust with the Delaware Secretary of State          Department of Assessments and Taxation
               ("Secretary of State"). The Delaware law governing a   ("MSDAT"). The Maryland law governing
               DST is referred to in this analysis as the "Delaware   corporations is referred to in this analysis as
               Act."                                                  "Maryland Law."

               A DST is an unincorporated association organized       A corporation is incorporated under Maryland Law.
               under the Delaware Act whose operations are governed   A corporation's operations are governed by its
               by its governing instrument (which may consist of one  charter and by-laws, and its business and affairs are
               or more instruments). Its business and affairs are     managed by or under the direction of a board of
               managed by or under the direction of one or more       directors (the "board" or "board of directors" or
               trustees.                                              collectively, the "directors"). No public filing of the
                                                                      by-laws is required.

               If a DST is, becomes, or will become prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended
               (the "1940 Act"), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware provided that notice that the DST is or will become an investment company is set forth in the DST's certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

               The governing instrument for the DST, Templeton        Templeton Global Income Fund, Inc., a Maryland
               Global Income Fund (the "Trust"), is comprised of an   corporation, is referred to in this analysis as the
               agreement and declaration of trust ("Declaration")     "Corporation." The Corporation is governed by its
               and by-laws ("By-Laws"). The Trust's governing body    Articles of Incorporation, as amended and
               is a board of trustees (the "board" or "board of       supplemented ("Charter"), and by-laws ("By-Laws")
               trustees" or collectively, the "trustees").            and the Corporation's governing body is a board of
                                                                      directors.

               The board is divided into three classes, with the      The board is divided into three classes: Class I, Class
               term of office of one class expiring each year. At     II, and Class III and, at each annual meeting of
               each annual meeting of shareholders, the successors    stockholders, one class of directors is elected. Thus,
               to the class of trustees whose term shall then expire  at each annual election, the directors chosen to
               shall be elected to hold office for a term expiring    succeed those whose terms are expiring shall be
               at the third succeeding annual meeting. Each trustee   elected for a term expiring at the time of the third
               shall hold office for his or her applicable term or    succeeding annual meeting of stockholders, or
               until such trustee's earlier death, resignation,       thereafter in each case when their respective
               removal or inability otherwise to serve.               successors are elected and qualified.

                               Delaware Statutory Trust                                  Maryland Corporation
                               ------------------------                                  --------------------
Designation of   Under the Delaware Act, the ownership interests in a   Equity securities of a corporation are generally
Ownership Shares DST are denominated as "beneficial interests" and are  denominated as shares of stock. Record owners of
or Interests     held by "beneficial owners." However, there is         shares of stock are stockholders. Generally, equity
                 flexibility as to how a governing instrument refers    securities that have voting rights and are entitled to
                 to "beneficial interests" and "beneficial owners" and  the residual assets of the corporation, after payment
                 the governing instrument may identify "beneficial      of liabilities, are referred to as "common stock."
                 interests" and "beneficial owners" as "shares" and
                 "shareholders," respectively.

                 The Trust's beneficial interests, without par value,   The Corporation's equity securities are shares of
                 are designated as "shares" and its beneficial owners   common stock, par value $0.01 per share, and the
                 are designated as "shareholders." This analysis will   owners of such stock are "stockholders."
                 use the "share" and "shareholder" terminology.

Amendments to    The Delaware Act provides broad flexibility as to the  Under Maryland Law, amendments to the charter
Governing        manner of amending and/or restating the governing      must generally be approved by the board and by the
Documents        instrument of a DST. Amendments to the Declaration     affirmative vote of two-thirds of all votes entitled to
                 that do not change the information in the DST's        be cast (unless the charter requires amendment by a
                 certificate of trust are not required to be filed      higher or lesser proportion of the voting stock, but
                 with the Secretary of State.                           not less than a majority of the shares outstanding).

                 Declaration of Trust                                   Charter
                 The Declaration provides that amendments and/or        The Charter provides that the Charter may be
                 restatements of the Declaration may generally be made  amended, altered, repealed, or added to upon the
                 at any time by the board of trustees, by a vote of a   vote of the holders of a majority of the shares
                 majority of the trustees present at a meeting at       outstanding and entitled to vote thereon, except that
                 which a quorum is present, without approval of the     the amendment or repeal of provisions pertaining to
                 shareholders. Amendments or a repeal of certain        fixing the number of directors and the classification
                 provisions, however, require approval of the board of  of the board, the removal of directors, the merger or
                 trustees, as set forth above, and the affirmative      consolidation of the Corporation, sale of all or
                 vote of holders of at least two-thirds (66 2/3%) of    substantially all of the assets of the Corporation,
                 the outstanding shares entitled to vote, unless such   dissolution or liquidation of the Corporation, or
                 action has previously been approved, adopted or        amendments to the Charter require the affirmative
                 authorized by the affirmative vote of at least         vote of the holders of at least 75% of all shares then
                 two-thirds (66 2/3%) of the board of trustees, in      entitled to vote, unless such action was previously
                 which case the affirmative "vote of a majority of the  approved, adopted or authorized by the vote of two-
                 outstanding voting securities," as defined in the      thirds of the total number of directors fixed in
                 1940 Act, of the Trust entitled to vote at a meeting   accordance with the By-Laws.
                 at which a quorum is present, shall be required. Such
                 provisions include those pertaining to the number,
                 classes, election, term, removal, resignation,
                 quorum, powers, required vote and action by written
                 consent of the board of trustees; shareholders'
                 voting power, quorum, required vote, action by
                 written consent and record dates; limitation of
                 liability and indemnification of agents of the Trust;
                 transactions such as the dissolution, merger,
                 consolidation, conversion, reorganization and
                 reclassification of the Trust to an open-end company
                 and amendments of the Declaration.

                 By-Laws                                                By-Laws
                 The By-Laws may be amended, restated or repealed or    Under Maryland Law, after the organizational
                 new By-Laws may be adopted by the affirmative "vote    meeting, the power to adopt, alter or repeal the by-
                 of a majority of the outstanding securities" (as       laws is vested in the stockholders, except to the
                 defined in the 1940 Act). The By-Laws may also be      extent that the charter or by-laws vest such power in
                 amended, restated or repealed or new By-Laws may be    the board.
                 adopted by the board of trustees, by a vote of a
                 majority of the trustees present at a meeting at       The By-Laws may be adopted, amended or repealed
                 which a quorum is present.                             by "vote of the holders of a majority of the
                                                                        [Corporation's] stock" (as defined in the 1940 Act);
                 Certificate of Trust                                   except, however, that the amendment of provisions
                 Pursuant to the Declaration, amendments and/or         pertaining to the fixing of the number of directors
                 restatements of the certificate of trust shall be      and the classification of the board and the removal
                 made at any time by the board of trustees, without     of directors require the affirmative vote of the
                 approval of the shareholders, to correct any
                 inaccuracy contained therein.

                                 Delaware Statutory Trust                                  Maryland Corporation
                                 ------------------------                                  --------------------
                   Any such amendments/restatements of the certificate    holders of 75% of the Corporation's shares, unless
                   of trust must be executed by at least one (1) trustee  such action had previously been approved, adopted
                   and filed with the Secretary of State in order to      or authorized by the affirmative vote of two-thirds of
                   become effective.                                      the total number of directors fixed by the By-Laws,
                                                                          in which case the affirmative vote of a majority of
                                                                          the outstanding shares is required. Directors may
                                                                          adopt, amend or repeal any By-Law except the
                                                                          provision relating to the directors' authority to
                                                                          address share price discounts (not inconsistent with
                                                                          any By-Law adopted, amended or repealed by
                                                                          stockholders) by majority vote of all of the directors
                                                                          in office, in accordance with applicable law.

Preemptive Rights  Under the Delaware Act, a governing instrument may     Under Maryland Law, a stockholder does not have
and Redemption of  contain any provision relating to the rights, duties   preemptive rights unless the charter expressly grants
Shares             and obligations of the shareholders. Unless otherwise  such rights.
                   provided in the governing instrument, a shareholder
                   shall have no preemptive right to subscribe to any
                   additional issue of shares or another interest in a
                   DST.

                   The Declaration provides that no shareholder shall     The Corporation does not provide stockholders with
                   have the preemptive or other right to subscribe for    preemptive rights.
                   new or additional shares or other securities issued
                   by the Trust.

                   The Trust has the right at its option and at any time, subject to the 1940 Act and other applicable law, to repurchase shares of any shareholder under certain circumstances at a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is in accordance with the terms of the Declaration, the By-Laws and other applicable law.

Dissolution and    The Trust shall have perpetual existence unless        See Voting Rights, Meetings, Notice, Quorum,
Termination Events dissolved: (i) upon approval of the board of           Record Dates and Proxies--Stockholder Vote for
                   trustees, and the affirmative vote of the holders of   the Maryland Law as to the stockholder vote
                   at least 75% of the shares entitled to vote to         required to voluntarily dissolve a corporation.
                   approve, adopt or authorize such transaction unless
                   such action has been previously approved by the        Depending on the grounds for involuntary
                   affirmative vote of at least two-thirds (66 2/3%) of   dissolution, under Maryland Law (i) stockholders
                   the board of trustees, in which case the affirmative   entitled to cast at least 25% of all the votes entitled
                   "vote of a majority of the outstanding voting          to be cast in the election of directors; (ii) any
                   securities," as defined in the 1940 Act, of the Trust  stockholder entitled to vote in the election of
                   entitled to vote at the meeting at which a quorum is   directors; or (iii) any stockholder or creditor of the
                   present, shall be required; (ii) upon the sale,        corporation, may petition a court of equity to
                   conveyance and transfer of all of the assets of the    dissolve the corporation.
                   Trust to another entity; or (iii) upon the occurrence
                   of a dissolution or termination event pursuant to any
                   provision of the Delaware Act.

Liquidation upon   Under the Delaware Act, a DST that has dissolved       Under Maryland Law, a corporation that has
Dissolution or     shall first pay or make reasonable provision to pay    voluntarily dissolved shall pay, satisfy and discharge
Termination        all known claims and obligations, including those      the existing debts and obligations of the corporation,
                   that are contingent, conditional and unmatured, and    including necessary expenses of liquidation, before
                   all known claims and obligations for which the         distributing the remaining assets to the stockholders.
                   claimant is unknown. Any remaining assets shall be
                   distributed to the shareholders or as otherwise
                   provided in the governing instrument.

                   The Declaration provides that any remaining assets of the dissolved Trust shall be distributed ratably to the shareholders according to the number of outstanding shares held of record by the several shareholders on the date for such dissolution distribution.

                                Delaware Statutory Trust                                   Maryland Corporation
                                ------------------------                                   --------------------
Voting Rights,    Under the Delaware Act, the governing instrument may
Meetings, Notice, set forth any provision relating to trustee and
Quorum, Record    shareholder voting rights, including the withholding
Dates and Proxies of such rights from certain trustees or shareholders.
                  If voting rights are granted, the governing
                  instrument may contain any provision relating to
                  meetings, notice requirements, written consents,
                  record dates, quorum requirements, voting by proxy
                  and any other matter pertaining to the exercise of
                  voting rights. The governing instrument may also
                  provide for the establishment of record dates for
                  allocations and distributions by the DST.

                  One Vote Per Share                                     One Vote Per Share
                  The Declaration provides that each outstanding share   Under Maryland Law, unless a corporation's charter
                  is entitled to one vote and each outstanding           provides for a greater or lesser number of votes per
                  fractional share is entitled to a fractional vote.     share, or limits or denies voting rights, each
                                                                         outstanding share of stock is entitled to one vote on
                                                                         each matter submitted to a vote at a meeting of
                                                                         stockholders. A corporation may issue fractional
                                                                         shares of stock.

                                                                         The Charter provides that each outstanding share of
                                                                         stock is entitled to one vote and each outstanding
                                                                         fractional share of stock is entitled to a fractional
                                                                         vote.

                  Shareholders' Meetings                                 Stockholders' Meetings
                  While the Delaware Act does not mandate annual         Under Maryland Law, every corporation must hold
                  shareholders' meetings, the By-Laws require annual     an annual stockholders' meeting to elect directors
                  meetings for the election of trustees and the          and transact other business, except that the charter or
                  transaction of other business. The By-Laws also        by-laws of a corporation registered under the 1940
                  authorize the calling of a special meeting (i) when    Act may provide that an annual meeting is not
                  deemed necessary or desirable by the board of          required in any year in which the election of
                  trustees or (ii) to the extent permitted by the 1940   directors is not required by the 1940 Act. Maryland
                  Act, by the chairperson of the board, or at the        Law authorizes, and permits the charter and by-laws
                  request of holders of 10% of the outstanding shares    to authorize, certain persons to call special meetings
                  if such shareholders pay the reasonably estimated      of stockholders.
                  cost of preparing and mailing the notice thereof, for
                  the purpose of electing trustees. However, no special  The By-Laws require annual meetings of
                  meeting may be called at the request of shareholders   stockholders for the election of directors and the
                  to consider any matter that is substantially the same  transaction of other business. The By-Laws also
                  as a matter voted upon at a shareholders' meeting      authorize the calling of a special meeting, unless
                  held during the preceding twelve (12) months, unless   otherwise "prescribed" by statute or the Charter, by
                  requested by holders of a majority of all outstanding  resolution of the board or the president, and shall be
                  shares entitled to vote at such meeting.               called by the president or the secretary upon the
                                                                         written request of a majority of the directors or at the
                  Under the By-Laws, shareholder proposals may be        written request of stockholders owning 10% "in
                  presented at an annual shareholders' meeting if        amount of the entire capital stock" of the
                  brought by a shareholder who (i) is entitled to vote   Corporation then issued and outstanding, if the
                  at the meeting; (ii) complies with the notice          stockholders requesting such meeting pay the
                  procedures set forth in the By-Laws; and (iii) was a   reasonably estimated cost of preparing and mailing
                  shareholder of record at the time such notice is       the notice thereof. However, no special meeting will
                  received by the secretary of the Trust. The            be called at the request of stockholders to consider
                  shareholder's notice must be in writing and delivered  any matter that is substantially the same as a matter
                  to the secretary of the Trust not less than one        voted upon at a stockholders' special meeting held
                  hundred twenty (120) days nor more than one hundred    during the preceding 12 months, unless requested by
                  fifty (150) days prior to the date of any such         the holders of a majority of all outstanding shares
                  meeting. Each such notice given by a shareholder must  entitled to vote at such meeting.
                  include certain information set forth in the By-Laws
                  and as reasonably requested by the Trust. At the
                  annual meeting, the appropriate officer may, if the
                  facts warrant, determine and declare to such meeting
                  that a proposal was not made in accordance with the
                  procedure in the By-Laws, and, if the officer should
                  so determine, shall so declare to the meeting, and
                  the defective proposal shall be disregarded and laid
                  over for action at the next succeeding annual meeting
                  of the shareholders taking place thirty (30) days or
                  more thereafter.

                Delaware Statutory Trust                                   Maryland Corporation
                ------------------------                                   --------------------
  Record Dates                                           Record Dates
  As set forth above, the Delaware Act authorizes the    Under Maryland Law, unless the by-laws otherwise
  governing instrument of a DST to set forth any         provide, the board may set a record date, which date
  provision relating to record dates.                    must be set within the parameters outlined by the
                                                         Maryland statute, for determining stockholders
  In order to determine the shareholders entitled to     entitled to notice of a meeting, vote at a meeting,
  notice of, and to vote at, a shareholders' meeting,    receive dividends or be allotted other rights.
  the Declaration authorizes the board of trustees to
  fix a record date. The record date may not precede     In order to determine the stockholders entitled to
  the date on which it is fixed by the board and it may  notice of, and to vote at, a stockholders' meeting, the
  not be more than one hundred and twenty (120) days     By-Laws authorize the board of directors to fix a
  nor less than ten (10) days before the date of the     record date not less than ten (10) nor more than
  shareholders' meeting. The By-Laws provide that        ninety (90) days prior to the date of the meeting or
  notice of a shareholders' meeting shall be given to    prior to the last day on which the consent or dissent
  shareholders entitled to vote at such meeting not      of stockholders may be effectively expressed for any
  less than ten (10) nor more than one hundred and       purpose without a meeting. If the board does not fix
  twenty (120) days before the date of the meeting.      a record date, the record date shall be the later of the
                                                         close of business on the day on which notice of the
  To determine the shareholders entitled to vote on any  meeting is mailed or the 30th day before the
  action without a meeting, the Declaration authorizes   meeting, except if all stockholders waive notice, the
  the board of trustees to fix a record date. The        record date is the close of business on the 10th day
  record date may not precede the date on which it is    next preceding the day the meeting is held.
  fixed by the board nor may it be more than thirty
  (30) days after the date on which it is fixed by the   To determine the stockholders entitled to a dividend,
  board.                                                 any other distribution, or delivery of evidences of
                                                         rights or other interests from the Corporation, the
  Pursuant to the Declaration, if the board of trustees  By-Laws authorize the board to fix a record date not
  does not fix a record date: (a) the record date for    exceeding ninety (90) days preceding the date fixed
  determining shareholders entitled to notice of, and    for the payment of the dividend or distribution or
  to vote at, a meeting will be the day before the date  delivery of the evidences.
  on which notice is given or, if notice is waived, on
  the day before the date of the meeting; (b) the
  record date for determining shareholders entitled to
  vote on any action by consent in writing without a
  meeting, (i) when no prior action by the board of
  trustees has been taken, shall be the day on which
  the first signed written consent is delivered to the
  Trust, or (ii) when prior action of the board of
  trustees has been taken, shall be the day on which
  the board of trustees adopts the resolution taking
  such prior action.

  To determine the shareholders of the Trust entitled to a dividend or any other distribution of assets of the Trust, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than sixty (60) days before the date such dividend or distribution is to be paid.

  Quorum for Shareholders' Meeting                       Quorum for Stockholders' Meeting
  To transact business at a shareholders' meeting, the   Under Maryland Law, unless the charter or
  Declaration provides that a majority of the            Maryland Law provides otherwise, in order to
  outstanding shares entitled to vote at the meeting,    constitute a quorum for a meeting, there must be
  which are present in person or represented by proxy,   present in person or by proxy, stockholders entitled
  shall constitute a quorum at such meeting, except      to cast a majority of all the votes entitled to be cast
  when a larger quorum is required by applicable law or  at the meeting.
  the requirements of any securities exchange on which
  such shares are listed for trading, in which case      To transact business at a meeting, the By-Laws
  such quorum shall comply with such requirements.       provide that a majority of the outstanding shares
                                                         entitled to vote, which are present in person or
                                                         represented by proxy, shall constitute a quorum at a
                                                         stockholders' meeting.

  Shareholder Vote                                       Stockholder Vote
  The Declaration provides that, subject to any          Under Maryland Law, for most stockholder actions,
  provision of the Declaration, the By-Laws or           unless the charter or Maryland Law provides
  applicable law that requires a different vote: (i) in  otherwise, a majority of all votes cast at a meeting
  all matters other than the election of trustees, the   at which a quorum is present is required to approve
  affirmative "vote of a majority of the outstanding     any matter. Actions such as (i) amendments to the
  voting securities" (as defined in the 1940 Act)

                Delaware Statutory Trust                                   Maryland Corporation
                ------------------------                                   --------------------
  of the Trust entitled to vote at a shareholders'       corporation's charter, (ii) mergers, (iii)
  meeting at which a quorum is present, shall be the     consolidations, (iv) statutory share exchanges, (v)
  act of the shareholders; and (ii) trustees shall be    transfers of assets and (vi) dissolutions require the
  elected by not less than a plurality of the votes      affirmative vote of two-thirds of all votes entitled to
  cast of the holders of outstanding shares entitled to  be cast on the matter unless the charter provides for
  vote present in person or represented by proxy at a    a lesser proportion which may not be less than a
  shareholders' meeting at which a quorum is present.    majority of all votes entitled to be cast on the matter.
                                                         Unless the charter or by-laws require a greater vote,
                                                         a plurality of all votes cast at a meeting at which a
                                                         quorum is present is required to elect a director.

                                                         Election of Directors. Under the By-Laws, at a
                                                         stockholders' meeting at which a quorum is present,
                                                         a plurality of the votes cast shall be required to elect
                                                         directors at the annual meeting and to fill any
                                                         vacancy resulting from an increase in the number of
                                                         directors on the board (adopted by vote of the
                                                         stockholders) as well as fill any then existing
                                                         vacancies on the Board.

                                                         Other matters for which the vote is not expressly
                                                         designated otherwise. For all other matters, other than
                                                         any specific matter for which applicable statutes, the
                                                         Charter or By-Laws expressly provides for a different
                                                         vote, a majority of the votes cast, at a stockholders'
                                                         meeting at which a quorum is present, shall decide
                                                         any question brought before such meeting.

  Shareholder Vote on Certain Transactions               Stockholder Vote on Certain Transactions
  Under the Declaration, in order for the Trust to       Under the Charter, in order to consummate a merger,
  consummate a dissolution, merger, consolidation,       consolidation, sale of all or substantially all of the
  conversion, reorganization or reclassification, such   assets, or the liquidation or dissolution of the
  transaction shall be approved in the following manner: Corporation, such transaction shall be approved in the following manner:
   The transaction must be approved by the vote of a
   majority of the trustees present at a meeting at       The transaction must be approved by the
   which a quorum is present, and the affirmative vote    favorable vote of at least 75% of the outstanding
   of the holders of at least 75% of the outstanding      shares entitled to vote, unless such action has been
   shares entitled to vote, unless such action has been   previously approved by the affirmative vote of
   previously approved, adopted or authorized by the      two-thirds of the total number of directors fixed
   affirmative vote of at least two-thirds (66 2/3%) of   pursuant to the By-Laws, in which case the
   the board of trustees, in which case the affirmative   transaction must be approved by the affirmative
   "vote of a majority of the outstanding voting          vote of a majority of all the votes entitled to be
   securities" (as defined in the 1940 Act) of the        cast on the matter, for purposes of Maryland Law.
   Trust entitled to vote at a shareholders' meeting at
   which a quorum is present shall be required.

  Cumulative Voting                                      Cumulative Voting
  The Declaration provides that shareholders are not     Maryland Law provides that the charter may
  entitled to cumulate their votes on any matter.        authorize cumulative voting for the election of the
                                                         directors and if the charter does not so provide, then
                                                         the stockholders are not entitled to cumulative voting
                                                         rights.

                                                         The Charter and By-Laws do not have any
                                                         provisions as to whether stockholders are entitled to
                                                         cumulate their votes on any matter and
                                                         consequently, the stockholders are not entitled to
                                                         cumulate their votes on any matter.

  Proxies                                                Proxies
  Under the Delaware Act, unless otherwise provided in   Under Maryland Law, a stockholder may sign a
  the governing instrument of a DST, on any matter that  writing authorizing another person to act as a proxy
  is to be voted on by the trustees or the               or may transmit such authorization by telegram,
  shareholders, the trustees or shareholders (as         cablegram, datagram, electronic mail, or any other
  applicable) may vote in person or by proxy and such    electronic or telephonic means.
  proxy may be granted in writing, by means of

                Delaware Statutory Trust                                    Maryland Corporation
                ------------------------                                    --------------------
  "electronic transmission" (as defined in the Delaware  The By-Laws require a proxy to be executed in
  Act) or as otherwise permitted by applicable law.      writing by the stockholder or by a duly authorized
  Under the Delaware Act, the term "electronic           attorney-in-fact. Unless a proxy provides otherwise,
  transmission" is defined as any form of communication  it is not valid more than 11 months after its date. A
  not directly involving the physical transmission of    proxy is revocable by the person executing it or by
  paper that creates a record that may be retained,      his or her personal representatives or assigns. A
  retrieved and reviewed by a recipient thereof and      proxy with respect to stock held in the name of two
  that may be directly reproduced in paper form by such  or more persons will be valid if executed by one of
  a recipient through an automated process.              them, unless before it is exercised the Corporation
                                                         receives specific written notice to the contrary from
  The By-Laws permit a shareholder to authorize another  any one of them. A proxy purporting to be executed
  person to act as proxy by the following methods:       by or on behalf of a stockholder shall be deemed
  execution of a written instrument or by "electronic    valid unless it is challenged at or prior to its exercise.
  transmission" (as defined in the Delaware Act),
  telephonic, computerized, telecommunications or
  another reasonable alternative to the execution of a
  written instrument. Unless a proxy provides
  otherwise, it is not valid more than 11 months after
  its date. In addition, the By-Laws provide that the
  revocability of a proxy that states on its face that
  it is irrevocable shall be governed by the provisions
  of the general corporation law of the State of
  Delaware.

  Action by Written Consent                              Action by Written Consent
  Under the Delaware Act, unless otherwise provided in   Maryland Law provides that any action required or
  the governing instrument of a DST, on any matter that  permitted to be taken at a stockholders' meeting may
  is to be voted on by the trustees or the               be taken without a meeting, if a unanimous written
  shareholders, such action may be taken without a       consent is signed by each stockholder entitled to
  meeting, without prior notice and without a vote if a  vote on the matter.
  written consent(s), setting forth the action taken,
  is signed by the trustees or shareholders (as
  applicable) having the minimum number of votes that
  would be necessary to take such action at a meeting
  at which all trustees or interests in the DST (as
  applicable) entitled to vote on such action were
  present and voted. Unless otherwise provided in the
  governing instrument, a consent transmitted by
  "electronic transmission" (as defined in the Delaware
  Act) by a trustee or shareholder (as applicable) or
  by a person authorized to act for a trustee or
  shareholder (as applicable) will be deemed to be
  written and signed for this purpose.

  Shareholders                                           Stockholders
  The Declaration authorizes shareholders to take        The By-Laws provide that any action to be taken
  action without a meeting and without prior notice if   by stockholders may be taken without a meeting if:
  written consents setting forth the action taken are    (1) all stockholders entitled to vote on the matter
  signed by the holders of all shares entitled to vote   consent to the action in writing; (2) all stockholders
  on that action. A consent transmitted by "electronic   entitled to notice of the meeting but not entitled to
  transmission" (as defined in the Delaware Act) by a    vote at it sign a written waiver of any right to
  shareholder or by a person(s) authorized to act for a  dissent; and (3) the consents and waivers are filed
  shareholder shall be deemed to be written and signed   with the records of stockholder meetings.
  for purposes of this provision.

  Board of Trustees                                      Board of Directors
  The Declaration also authorizes the board of trustees  The By-Laws also provide that, except as otherwise
  or any committee of the board of trustees to take      required by statute, the board or any committee of
  action without a meeting and without prior written     the board may act by written consent signed by all
  notice if written consents setting forth the action    the members of the board or committee,
  taken are executed by trustees having not less than    respectively, if the consent is filed with the minutes
  the minimum number of votes necessary to take that     of the proceedings of the board or committee.
  action at a meeting at which all trustees or any
  committee thereof, as applicable, are present and
  voting. A consent transmitted by "electronic
  transmission" (as defined in the Delaware Act) by a
  trustee shall be deemed to be written and signed for
  purposes of this provision.

                                 Delaware Statutory Trust                               Maryland Corporation
                                 ------------------------                               --------------------
Removal of Trustees/   The governing instrument of a DST may contain  Under Maryland Law, unless otherwise provided in
Directors              any provision relating to the removal of       the charter, a director may generally be removed
                       trustees; provided however, that there shall   with or without cause by the vote of a majority of all
                       at all times be at least one trustee of the    the votes entitled to be cast generally for the election
                       DST.                                           of directors unless (i) such director is elected by a
                                                                      certain class or series, (ii) the charter provides for
                       Under the Declaration, any trustee may be      cumulative voting or (iii) the board is classified.
                       removed, with or without cause, by the
                       shareholders, upon the vote of the holders of  Under the Charter, a director may be removed with
                       at least 75% of the shares entitled to vote.   or without cause, but only by action of the
                                                                      stockholders taken by the holders of at least two-
                                                                      thirds of the shares then entitled to vote in an
                                                                      election of Directors.

                                                                      A stockholders' meeting shall be called for such
                                                                      purpose by the board if requested in writing by
                                                                      holders of not less than 10% of outstanding shares of
                                                                      the Corporation.

Vacancies on Board     Subject to the 1940 Act, vacancies on the      Under Maryland Law, stockholders may elect
of Trustees/ Directors board of trustees may be filled by a majority  persons to fill vacancies that result from the removal
                       vote of the trustee(s) then in office,         of directors. Unless the charter or by-laws provide
                       regardless of the number and even if less      otherwise, a majority of the directors in office,
                       than a quorum. However, a shareholders'        whether or not comprising a quorum, may fill
                       meeting shall be called to elect trustees if   vacancies that result from any cause except an
                       required by the 1940 Act.                      increase in the number of directors. A majority of
                                                                      the entire board of directors may fill vacancies that
                                                                      result from an increase in the number of directors.

                       In the event all trustee offices become        Under the By-Laws, directors may increase or
                       vacant, an authorized officer of the           decrease their number; if the number is increased,
                       investment adviser shall serve as the sole     the added directors may be elected by a majority of
                       remaining trustee, subject to the provisions   directors then in office. For other vacancies, the
                       of the 1940 Act and shall, as soon as          directors then in office (though less than quorum)
                       practicable, fill all of the vacancies on the  shall continue to act and may by majority vote fill
                       board. Thereupon, the investment adviser       any vacancy until the next meeting of stockholders,
                       shall resign as trustee and a shareholders'    subject to the 1940 Act.
                       meeting shall be called to elect trustees.
                                                                      The number of directors may also be increased or
                                                                      decreased by vote of stockholders at any meeting
                                                                      called for the purpose and if the vote is to increase
                                                                      the number, stockholders will vote by plurality to
                                                                      elect the directors to fill the new vacancies as well as
                                                                      any then existing vacancies. The By-Laws further
                                                                      provide that "[a]ny vacancy may be filled by the
                                                                      [s]tockholders at any meeting thereof."

Shareholder Liability  Under the Delaware Act, except to the extent   The stockholders of a corporation are not liable for
                       otherwise provided in the governing            the obligations of the corporation.
                       instrument of a DST, shareholders of a DST
                       are entitled to the same limitation of
                       personal liability extended to shareholders
                       of a private corporation organized for profit
                       under the General Corporation Law of the
                       State of Delaware (such shareholders are
                       generally not liable for the obligations of
                       the corporation).

                       Under the Declaration, shareholders are
                       entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

                              Delaware Statutory Trust                                   Maryland Corporation
                              ------------------------                                   --------------------
Trustee/        Subject to the provisions in the governing             Maryland Law requires a director to perform his or
Director/Agent  instrument, the Delaware Act provides that a trustee   her duties in good faith, in a manner he or she
Liability       or any other person managing the DST, when acting in   reasonably believes to be in the best interests of the
                such capacity, will not be personally liable to any    corporation and with the care that an ordinarily
                person other than the DST or a shareholder of the DST  prudent person in a like position would use under for any act, omission or obligation of the DST or any  similar circumstances. A director who performs his
                trustee. To the extent that at law or in equity, a     or her duties in accordance with this standard has no
                trustee has duties (including fiduciary duties) and    liability to the corporation, its stockholders or to
                liabilities to the DST and its shareholders, such      third persons by reason of being or having been a
                duties and liabilities may be expanded or restricted   director. A corporation may include in its charter a
                by the governing instrument.                           provision expanding or limiting the liability of its
                                                                       directors and officers for money damages to the
                                                                       corporation or its stockholders, provided however,
                                                                       that liability may not be limited to the extent the
                                                                       person has received an improper benefit or profit in
                                                                       money, property or services or where such person
                                                                       has been actively and deliberately dishonest.

                The Declaration provides that any person who is or     The Charter provides that no director or officer shall
                was a trustee, officer, employee or other agent of     be personally liable to the Corporation or its
                the Trust or is or was serving at the request of the   stockholders for monetary damages except: (i) a
                Trust as a trustee, director, officer, employee or     director or officer is liable for the amount of any
                other agent of another corporation, partnership,       improper benefit or profit he or she receives; and (ii)
                joint venture, trust or other enterprise (an "Agent")  where a judgment or other final adjudication adverse
                will be liable to the Trust and to any shareholder     to the director or officer is entered in a proceeding
                solely for such Agent's own willful misfeasance, bad   based on a finding that such person's action, or
                faith, gross negligence or reckless disregard of the   failure to act, was the result of active and deliberate
                duties involved in the conduct of such Agent (such     dishonesty and was material to the cause of action
                conduct referred to as "Disqualifying Conduct").       adjudicated in the proceeding. The Charter further
                Subject to the preceding sentence, Agents will not be  provides that no director or officer will be protected
                liable for any act or omission of any other Agent or   from liability to the Corporation or its stockholders
                any investment adviser or principal underwriter of     arising from such director's or officer's
                the Trust. No Agent, when acting in such capacity,     Disqualifying Conduct.
                shall be personally liable to any person (other than
                the Trust or its shareholders as described above) for
                any act, omission or obligation of the Trust or any
                trustee.

Indemnification Subject to such standards and restrictions contained   Unless limited by its charter, Maryland Law requires
                in the governing instrument of a DST, the Delaware     a corporation to indemnify a director who has been
                Act authorizes a DST to indemnify and hold harmless    successful, on the elements or otherwise, in the
                any trustee, shareholder or other person from and      defense of any proceeding to which such person was
                against any and all claims and demands.                a party because of such person's service in such
                                                                       capacity, against reasonable expenses incurred in
                Pursuant to the Declaration, the Trust will indemnify  connection with the proceeding.
                any Agent who was or is a party or is threatened to
                be made a party to any proceeding by reason of such    Maryland Law permits a corporation to indemnify a
                Agent's capacity, against attorneys' fees and other    director, officer, employee or agent who is a party or
                certain expenses, judgments, fines, settlements and    threatened to be a party, by reason of service in that
                other amounts incurred in connection with such         capacity, to any threatened, pending or completed
                proceeding if such Agent acted in good faith or in     action, suit or proceeding, against judgments,
                the case of a criminal proceeding, had no reasonable   penalties, fines, settlements and reasonable expenses
                cause to believe such Agent's conduct was unlawful.    unless it is established that: (i) the act or omission of
                However, there is no right to indemnification for any  such person was material to the matter giving rise to
                liability arising from the Agent's Disqualifying       the proceeding, and was committed in bad faith or
                Conduct. As to any matter for which such Agent is      was the result of active and deliberate dishonesty; (ii)
                found to be liable in the performance of such Agent's  such person actually received an improper personal
                duty to the Trust or its shareholders,                 benefit; or (iii) such person had reasonable cause to
                indemnification will be made only to the extent that   believe that the act or omission was unlawful.
                the court in which that action was brought determines  However, if the proceeding is a derivative suit or was
                that in view of all the circumstances of the case,     brought by the corporation, the corporation may not
                the Agent was not liable by reason of such Agent's     indemnify a person who has been adjudged to be
                Disqualifying Conduct. Note that the Securities Act    liable to the corporation. Corporations are authorized
                of 1933, as amended (the "1933 Act"), in the opinion   to advance payment of reasonable expenses upon
                of the U.S. Securities and Exchange Commission         compliance with certain requirements.
                ("SEC"), and the 1940 Act also limit the ability of
                the Trust to indemnify an Agent.

                        Delaware Statutory Trust                                   Maryland Corporation
                        ------------------------                                   --------------------
          Expenses incurred by an Agent in defending any         The By-Laws provide that the Corporation will
          proceeding may be advanced by the Trust before the     indemnify its: (i) directors to the fullest extent that
          final disposition of the proceeding on receipt of an   indemnification of directors is permitted by
          undertaking by or on behalf of the Agent to repay the  Maryland Law; (ii) officers to the same extent as its
          amount of the advance if it is ultimately determined   directors and to such further extent as is consistent
          that the Agent is not entitled to indemnification by   with law; and (iii) directors and officers who, while
          the Trust.                                             serving as directors or officers, also serve at the
                                                                 request of the Corporation as a director, officer,
                                                                 partner, trustee, employee, agent or fiduciary of
                                                                 another corporation, partnership, joint venture, trust,
                                                                 other enterprise or employee benefit plan to the
                                                                 fullest extent consistent with law. This
                                                                 indemnification (and other rights) provided by the
                                                                 By-Laws will continue as to persons who have
                                                                 ceased to be a director or officer, includes the
                                                                 advance of reasonable expenses subject to certain
                                                                 conditions, and will inure to the benefit of the heirs,
                                                                 executors and administrators of such persons, but
                                                                 such persons will not be protected against any
                                                                 liability to the Corporation or its stockholders arising
                                                                 from his or her Disqualifying Conduct. The
                                                                 Corporation may indemnify, and advance reasonable
                                                                 expenses to, its employees and agents who are not
                                                                 officers or directors of the Corporation as may be
                                                                 provided by the board of directors or by contract,
                                                                 subject to any limitations imposed by the 1940 Act.
                                                                 The By-Laws permit the board of directors to make
                                                                 such additional provisions for the indemnification
                                                                 and advancement of expenses to directors, officers,
                                                                 employees and agents, as are consistent with the law.
                                                                 The indemnification provided by the By-Laws is not
                                                                 exclusive of any other right, with respect to
                                                                 indemnification or otherwise, to which those seeking
                                                                 indemnification may be entitled under any insurance
                                                                 or other agreement or resolution of stockholders or
                                                                 disinterested directors or otherwise.

Insurance The Delaware Act is silent as to the right of a DST    Under Maryland Law, a corporation may purchase
          to purchase insurance on behalf of its trustees or     insurance on behalf of any person who is or was a
          other persons.                                         director, officer, employee or agent against any
                                                                 liability asserted against and incurred by such person
          However, as the policy of the Delaware Act is to give  in any such capacity whether or not the corporation
          maximum effect to the principle of freedom of          would have the power to indemnify such person
          contract and to the enforceability of governing        against such liability.
          instruments, the Declaration authorizes the board of
          trustees, to the fullest extent permitted by           The By-Laws authorize the Corporation to purchase
          applicable law, to purchase with Trust assets,         insurance on behalf of any person who is or was a
          insurance for liability and for all expenses of an     director, officer, employee or agent of the
          Agent in connection with any proceeding in which such  Corporation or who, while a director, officer,
          Agent becomes involved by virtue of such Agent's       employee, or agent of the Corporation, is or was
          actions, or omissions to act, in its capacity or       serving at the request of the Corporation as a
          former capacity with the Trust, whether or not the     director, officer, partner, trustee, employee, or agent
          Trust would have the power to indemnify such Agent     of another foreign or domestic corporation,
          against such liability.                                partnership, joint venture, trust, other enterprise, or
                                                                 employee benefit plan against any liability asserted
                                                                 against and incurred by such person in any such
                                                                 capacity or arising out of such person's position.
                                                                 However, no insurance may be purchased which
                                                                 would indemnify any director or officer against any
                                                                 liability to the Corporation or its stockholders arising
                                                                 from such person's Disqualifying Conduct.

                                 Delaware Statutory Trust                                Maryland Corporation
                                 ------------------------                                --------------------
Shareholder Right of Under the Delaware Act, except to the extent       Under Maryland Law, a stockholder may inspect,
Inspection           otherwise provided in the governing instrument     during usual business hours, the corporation's by-
                     and subject to reasonable standards established    laws, stockholder proceeding minutes, annual
                     by the trustees, each shareholder has the right,   statements of affairs, voting trust agreements and, if
                     upon reasonable demand for any purpose reasonably  the corporation is not an open-end investment
                     related to the shareholder's interest as a         company, a statement showing all stock and
                     shareholder, to obtain from the DST certain        securities issued by the corporation for a period of
                     information regarding the governance and affairs   not more than the previous 12 months. In addition,
                     of the DST.                                        stockholders who have individually or together been
                                                                        holders of at least 5% of the outstanding stock of any
                     To the extent permitted by Delaware law and the    class for at least 6 months, may inspect and copy the
                     By-Laws, a shareholder, upon reasonable written    corporation's books of account, its stock ledger and
                     demand to the Trust for any purpose reasonably     its statement of affairs.
                     related to such shareholder's interest as a
                     shareholder, may inspect certain information as    The Charter grants stockholders inspection rights
                     to the governance and affairs of the Trust during  only to the extent provided by Maryland Law. Such
                     regular business hours. However, reasonable        rights are subject to reasonable regulations of the
                     standards governing, without limitation, the       board of directors not contrary to Maryland Law.
                     information and documents to be furnished and the
                     time and location of furnishing the same, will be
                     established by the board or any officer to whom
                     such power is delegated in the By-Laws. In
                     addition, as permitted by the Delaware Act, the
                     By-Laws also authorize the board or an officer to
                     whom such power is delegated in the By-Laws, to
                     keep confidential from shareholders for such
                     period of time as deemed reasonable any
                     information that the board or such officer in
                     good faith believes would not be in the best
                     interest of the Trust to disclose or that could
                     damage the Trust or that the Trust is required by
                     law or by agreement with a third party to keep
                     confidential.

Derivative Actions   Under the Delaware Act, a shareholder may bring a  Under Maryland Law, in order to bring a derivative
                     derivative action if trustees with authority to    action, a stockholder (or his or her predecessor if he
                     do so have refused to bring the action or if a     or she became a stockholder by operation of law)
                     demand upon the trustees to bring the action is    must be a stockholder (a) at the time of the acts or
                     not likely to succeed. A shareholder may bring a   omissions complained about, (b) at the time the
                     derivative action only if the shareholder is a     action is brought, and (c) until the completion of the
                     shareholder at the time the action is brought      litigation. A derivative action may be brought by a
                     and: (i) was a shareholder at the time of the      stockholder if (i) a demand upon the board of
                     transaction complained about or (ii) acquired the  directors to bring the action is improperly refused or
                     status of shareholder by operation of law or       (ii) a request upon the board of directors would be
                     pursuant to the governing instrument from a        futile.
                     person who was a shareholder at the time of the
                     transaction. A shareholder's right to bring a      Under Maryland Law, a director of an investment
                     derivative action may be subject to such           company who "is not an interested person, as
                     additional standards and restrictions, if any, as  defined by the 1940 Act, shall be deemed to be
                     are set forth in the governing instrument.         independent and disinterested when making any
                                                                        determination or taking any action as a director."
                     The Declaration provides that, subject to the
                     requirements set forth in the Delaware Act, a
                     shareholder may bring a derivative action on
                     behalf of the Trust only if the shareholder first
                     makes a pre-suit demand upon the board of
                     trustees to bring the subject action unless an
                     effort to cause the board of trustees to bring
                     such action is excused. A demand on the board of
                     trustees shall only be excused if a majority of
                     the board of trustees, or a majority of any
                     committee established to consider the merits of
                     such action, has a material personal financial
                     interest in the action at issue. A trustee shall
                     not be deemed to have a material personal
                     financial interest in an action or otherwise be
                     disqualified from ruling on a shareholder demand
                     by virtue of the fact that such trustee receives
                     remuneration from his service on the board of
                     trustees of the Trust or on the boards of one or
                     more investment companies with the same or an
                     affiliated investment adviser or underwriter.


Management           The Trust is a closed-end management investment    The Corporation is a closed-end management
Investment Company   company under the 1940 Act.                        investment company under the 1940 Act.
Classification

                                                                      EXHIBIT D

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

                                          CURRENT FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR       INVESTMENT             INVESTMENT RESTRICTION              INVESTMENT RESTRICTION
SUB-PROPOSAL      RESTRICTION              The Fund may not:                   The Fund may not:
------------ --------------------- ----------------------------------- ----------------------------------
     3a      Borrowing, Issuing    Issue senior securities, borrow     Borrow money, except to the
             Senior Securities and money or pledge its assets,         extent permitted by the 1940 Act
             Pledging Assets       except that the Fund may borrow     or any rules, exemptions or
                                   from a bank (i) for temporary or    interpretations thereunder that
                                   emergency purposes, or (ii) to      may be adopted, granted or
                                   finance repurchase of its shares    issued by the SEC.
                                   and to finance tender offers, in
                                   amounts not exceeding 30%           Issue senior securities, except to
                                   (taken at the lower of cost or      the extent permitted by the 1940
                                   current value) of its total assets  Act or any rules, exemptions or
                                   (not including the amount           interpretations thereunder that
                                   borrowed), and may also pledge      may be adopted, granted or
                                   its assets to secure such           issued by the SEC.
                                   borrowings. The Fund will not
                                   purchase additional portfolio
                                   securities while borrowings
                                   exceed 5% of the value of its
                                   total assets.

     3b      Industry              Invest 25% or more of the total     Invest more than 25% of its net
             Concentration         value of its assets in a particular assets in securities of issuers in
                                   industry.                           any one industry (other than
                                                                       securities issued or guaranteed
                                                                       by the U.S. government or any of
                                                                       its agencies or instrumentalities
                                                                       or securities of other investment
                                                                       companies).

     3c      Commodities           Buy or sell commodities or          Purchase or sell physical
                                   commodity contracts, except that    commodities, unless acquired as
                                   it may purchase and sell futures    a result of ownership of
                                   contracts on debt securities, on    securities or other instruments
                                   stock and bond indices and          and provided that this restriction
                                   foreign currencies, securities      does not prevent the Fund from
                                   which are secured by                engaging in transactions
                                   commodities, and securities of      involving currencies and futures
                                   companies which invest or deal      contracts and options thereon or
                                   in commodities.                     investing in securities or other
                                                                       instruments that are secured by
                                                                       physical commodities.

                                      D-1

                                  CURRENT FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR  INVESTMENT          INVESTMENT RESTRICTION              INVESTMENT RESTRICTION
SUB-PROPOSAL RESTRICTION           The Fund may not:                   The Fund may not:
------------ ------------ ------------------------------------ -----------------------------------
     3d      Real Estate  Buy or sell real estate or interests Purchase or sell real estate unless
                          in real estate, except that it may   acquired as a result of ownership
                          purchase and sell securities         of securities or other instruments
                          which are secured by real estate     and provided that this restriction
                          and securities of companies          does not prevent the Fund from
                          which invest or deal in real         purchasing or selling securities
                          estate.                              secured by real estate or interests
                                                               therein or securities of issuers
                                                               which invest, deal, or otherwise
                                                               engage in transactions in real
                                                               estate or interests therein.

     3e      Lending      Make loans, except that the Fund     Make loans to other persons
                          may lend portfolio securities        except (a) through the lending of
                          with an aggregate market value       its portfolio securities, (b)
                          of not more than one-third of its    through the purchase of debt
                          total assets and may enter into      securities, loan participations
                          repurchase agreements to the         and/or engaging in direct
                          extent permitted under               corporate loans in accordance
                          applicable law.                      with its investment goals and
                                                               policies, and (c) to the extent the
                                                               entry into a repurchase
                                                               agreement is deemed to be a
                                                               loan. The Fund may also make
                                                               loans to other investment
                                                               companies to the extent
                                                               permitted by the 1940 Act or any
                                                               exemptions therefrom which
                                                               may be granted by the SEC.

     3f      Underwriting Act as an underwriter except to      Act as an underwriter except to
                          the extent that, in connection       the extent the Fund may be
                          with the disposition of portfolio    deemed to be an underwriter
                          securities, it may be deemed to      when disposing of securities it
                          be an underwriter under              owns or when selling its own
                          applicable securities laws.          shares.

     4       Margin       Purchase securities on margin,       Proposed to be eliminated.*
                          except such short-term credits as
                          may be necessary for clearance
                          of transactions and the
                          maintenance of margin with
                          respect to futures contracts.

     4       Short Sales  Make short sales of securities or    Proposed to be eliminated.*
                          maintain a short position.

                                      D-2

                                        CURRENT FUNDAMENTAL              PROPOSED FUNDAMENTAL
PROPOSAL OR      INVESTMENT            INVESTMENT RESTRICTION           INVESTMENT RESTRICTION
SUB-PROPOSAL     RESTRICTION             The Fund may not:                The Fund may not:
------------ ------------------- ---------------------------------- -------------------------------
     4       Non-Publicly        Invest in securities which are not Proposed to be eliminated.
             Traded, Restricted  publicly traded or which cannot
             and Illiquid        be readily resold because of legal
             Securities          or contractual restrictions
                                 ("restricted securities") or which
                                 are not otherwise readily
                                 marketable (including
                                 repurchase agreements having
                                 more than seven days remaining
                                 to maturity, equipment lease
                                 certificates, equipment trust
                                 certificates, conditional sales
                                 contracts, and over-the-counter
                                 options) if, regarding all such
                                 securities, more than 15% of its
                                 total assets (taken at current
                                 value) would be invested in such
                                 securities.

     4       IRS Diversification Purchase the securities of any     Proposed to be eliminated.
                                 one issuer (other than the U.S.
                                 Government or any of its           Note: The Fund intends to
                                 agencies or instrumentalities or   continue to comply with all
                                 securities of other investment     applicable diversification
                                 companies) if immediately after    requirements for regulated
                                 such investment (a) more than      investment companies set forth
                                 5% of the value of the Fund's      in the Internal Revenue Code of
                                 total assets would be invested in  1986, as amended.
                                 such issuer, or (b) more than
                                 10% of the outstanding voting
                                 securities of such issuer would
                                 be owned by the Fund, except
                                 that up to 50% of the value of
                                 the Fund's total assets may be
                                 invested without regard to such
                                 5% and 10% limitations.

--------
* Note: The Fund will still be subject to the fundamental investment restriction on issuing senior securities described in Sub-Proposal 3(a) above.

                                      D-3

                                                                      EXHIBIT E

                            AUDIT COMMITTEE CHARTER

I.  The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.  Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

   Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's independent auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

                                      E-1

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

          (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

          (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

          (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits;
   (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

          (i) as required by generally accepted accounting standards; and

          (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) To investigate improprieties or suspected improprieties in Fund operations.

      (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

                                      E-2

      (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

      (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

      (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer--Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

      (l) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").

      (m) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates.

      (n) If the Committee determines such an investigation is necessary or appropriate, (i) to notify the Board; (ii) to initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (iii) to retain such additional expert personnel as the Committee deems necessary to assist in the investigation.

      (o) At the conclusion of any such investigation, (i) to recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (ii) to inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted.

      (p) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take.

      (q) To otherwise respond to evidence of a material violation.

IV. Other Functions and Procedures of the Committee.

   (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
(ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

   (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

                                      E-3

   (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

   (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

   (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   (e) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

                                      E-4

                                                              TLGIM PROXY 01/04

                       TEMPLETON GLOBAL INCOME FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 27, 2004

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 11:00 a.m., Eastern time, on the 27th day of February, 2004, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) 2, 3 (INCLUDING SIX (6) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK YOUR VOTES
                                                   AS INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.


Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: 01 Frank J. Crothers, 02 Charles B. Johnson,
    listed (except as              AUTHORITY          03 Fred R. Millsaps and 04 Frank A. Olson
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

  Sub-Proposal 3a. To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3b. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3c. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3d. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3e. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3f. To amend the Fund's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]





SIGNATURE(S):                                           DATED:           , 2004
             ------------------------------------------       -----------

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE